EXHIBIT 21.1


                                  SUBSIDIARIES


Name                                                 State of Incorporation
----                                                 ----------------------

Children's Radio of Los Angeles, Inc.                       Minnesota
Children's Satellite Network, Inc.                          Minnesota
Children's Radio of New York, Inc.                          New Jersey
Children's Radio of Minneapolis, Inc.                       Minnesota
Children's Radio of Golden Valley, Inc.                     Minnesota
Children's Radio of Dallas, Inc.                            Minnesota
Children's Radio of Houston, Inc.                           Minnesota
Children's Radio of Kansas City, Inc.                       Minnesota
Children's Radio of Milwaukee, Inc.                         Minnesota
Children's Radio of Denver, Inc.                            Minnesota
Children's Radio of Detroit, Inc.                           Minnesota
Children's Radio of Philadelphia, Inc.                      Minnesota
Children's Radio of Chicago, Inc.                           Minnesota
Children's Radio of Phoenix, Inc.                           Minnesota
Children's Radio of Tulsa, Inc.                             Minnesota
KAHZ-AM, Inc.                                               Minnesota
KCNW-AM, Inc.                                               Minnesota
KIDR-AM, Inc.                                               Minnesota
KKYD-AM, Inc.                                               Minnesota
KMUS-AM, Inc.                                               Minnesota
KPLS-AM, Inc.                                               Minnesota
KTEK-AM, Inc.                                               Minnesota
KYCR-AM, Inc.                                               Minnesota
WAUR-AM, Inc.                                               Minnesota
WCAR-AM, Inc.                                               Minnesota
WJDM-AM, Inc.                                               Minnesota
WPWA-AM, Inc.                                               Minnesota
WWTC-AM, Inc.                                               Minnesota
WZER-AM, Inc.                                               Minnesota
Populuxe Pictures, Inc.                                     Minnesota
Buffalo Rome, Inc.                                          Minnesota
Chelsea Acquisition, Inc.                                   Minnesota
Chelsea Pictures, Inc.                                      Massachusetts